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FORM 8-A

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               MedCath Corporation
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             (Exact name of registrant as specified in its charter)

Delaware                                                56-2096106
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(State of incorporation or organization)                (I.R.S. Employer Identification No.)

10720 Sikes Place, Suite 300 Charlotte, North Carolina  28277
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(Address of principal executive offices)                (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-60278   (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act: None

Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $0.01 par value per share
                                (Title of class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Registrant's common stock, par value $0.01 per share, is set forth under the heading "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (Reg. No. 333-60278), filed with the Securities and Exchange Commission on May 4, 2001, as amended pursuant to the Securities Act of 1933 (the "Registration Statement), and such information is incorporated herein by reference.

ITEM 2. EXHIBITS

         EXHIBIT
           NO.                      DESCRIPTION
         -------                    -----------
           3.1    Amended and Restated Certificate of Incorporation of
                  MedCath Corporation.*
           3.2    Bylaws of MedCath Corporation.*
           4.1    Form of common stock certificate.*

* Incorporated by reference to the exhibits of the same number filed with the Registrant's Registration Statement on Form S-1 (Reg. No. 333-60278).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             MedCath Corporation


Date: July 19, 2001                          By: /s/ David Crane
                                                --------------------------------
                                                David Crane, President and
                                                Chief Executive Officer